UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 30, 2006
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51602	20-5715943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri		63368
(Address of principal executive offices)		(Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Presentation

Item 7.01. Regulation FD Disclosure.
          On November 30, 2006, the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference was delivered to shareholders of Synergetics USA, Inc. (the “Company”) following the Company’s 2006 Annual Meeting of Shareholders.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Presentation delivered at the Synergetics USA, Inc. Annual Meeting of Shareholders on November 30, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 30, 2006

SYNERGETICS USA, INC.
(Registrant)

By:	/s/ Pamela G. Boone

Name:	Pamela G. Boone
Title:	EVP and Chief Financial Officer